UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10025 Investment Drive, Suite 250, Knoxville, TN 37932

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.	Other Events.

On April 5, 2018, Provectus Biopharmaceuticals, Inc. (the “Company”) certified to the United States Securities and Exchange Commission (the “SEC”) in writing that the Company was in compliance with the undertaking of remediating the material weakness identified in Items 1 through 4 of the Company’s Form 10-Q for the quarter ended June 30, 2017 (the “Material Weaknesses”), filed with the SEC on August 9, 2017 (the “Undertaking”). The Company completed remediation of the Material Weaknesses during the year ended December 31, 2017, as indicated in the Company’s Form 10-K for the year ended December 31, 2017, filed with the SEC on March 23, 2018.

The Company agreed to the Undertaking as part of the Company’s settlement with the SEC (the “SEC settlement”) in connection with previously disclosed SEC investigations of two former Company executives and the Company. Pursuant to the SEC settlement, the Company was required to complete the Undertaking by March 31, 2018 and certify compliance in writing by May 31, 2018 (or within 60 days of such earlier date that the Company had completed its remediation).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2018

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Timothy Scott
Timothy C. Scott, PhD
President